                                                                       EXHIBIT C


                   AMENDMENT NO. 1 TO REGISTRATION AGREEMENT
                   -----------------------------------------

          THIS AMENDMENT NO. 1 TO REGISTRATION AGREEMENT ("Amendment No. 1") is
                                                           ---------------
made and entered into as of December 29, 1999, by and among Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), each of the Persons
                                                -------
listed on Schedule I attached hereto (the "Bain Stockholders"), each of the
                                           -----------------
Persons listed on Schedule II attached hereto (the "Bear Stearns Stockholders")
                                                    -------------------------
and each of the Persons listed on Schedule V attached hereto (the "Intel
                                                                   -----
Stockholders").
------------

          All of the Stockholders other than the Intel Stockholder are parties to that certain Registration Agreement dated as of May 11, 1999 (the "Original
                                                                      --------
Agreement").  Pursuant to a Series A Cumulative Convertible Preferred Stock
---------
Purchase Agreement dated December 23, 1999 between the Company and Intel Corporation (the Purchase Agreement"), the Company has agreed to sell to Intel
                 ------------------
Corporation, and Intel Corporation has agreed to purchase from the Company, certain shares of the Company's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"). Pursuant to the Purchase Agreement, the Company has
      ---------------
agreed to provide certain registration rights to the Intel Stockholders, as more particularly set forth in this Amendment.

          The parties hereto, intending to be legally bound, hereby agree as follows:

          1.  Amendment to Original Agreement.  This Amendment constitutes an
              -------------------------------
amendment to the Original Agreement. The Original Agreement, as amended by this Amendment, is herein referred to as the "Agreement." Except as specifically amended pursuant to the terms of this Amendment, all of the terms of the Original Agreement shall continue in full force and effect. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 of the Agreement.

          2.  Demand Registrations.  Paragraphs (a), (b), (c) and (g) of Section
              --------------------
1 of the Original Agreement are hereby amended to read in full as follows:

              1.  Demand Registrations.

                  (a) Requests for Registration. At any time after the date
                      -------------------------
              hereof and prior to an IPO, the holders of a majority of the Class A Common (excluding any shares of Class A Common issued upon conversion of Preferred Stock) may request, and at any time after an IPO, subject to the limitations set forth in Section 1(b) and 1(c) hereof, the holders of a majority of the Bain Registrable Securities, the holders of a majority of the Intel Registrable Securities or the holders of a majority of Bear Stearns Registrable Securities may request a registration (a "Demand")
                                                                    ------
              under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on
                -----------------------

              Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("Short-
                                                                       -------
              Form Registrations"). Each Demand shall specify the approximate
              ------------------
              number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any Demand, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."
                                                        --------------------

                  (b) Long-Form Registrations. The holders of a majority of the
                      -----------------------
              Bain Registrable Securities will be entitled to request (i) three Long-Form Registrations in which the Company will pay all Registration Expenses and (ii) any other number of Long-Form Registrations in which Registration Expenses will be paid in accordance with Section 5(c) hereof. Each of the following groups
                              ------------
              will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses: (i) the holders of a majority of the Intel Registrable Securities and (ii) the holders of a majority of the Bear Stearns Registrable Securities. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and the holders of Registrable Securities initially requesting the Long-Form Registration are able to register and sell at least 95% of the Registrable Securities requested to be included in such registration by such holders; provided that in any event the
                                            --------
              Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. Long-Form Registrations may be underwritten or non-underwritten registrations.

                  (c) Short-Form Registrations.  In addition to the Long-Form
                      ------------------------
              Registrations provided pursuant to Section 1(b): (i) holders of a
                                                 ------------
              majority of Bain Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses; and (ii) each of the following groups will be entitled to request three Short-Form

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              Registrations (to be filed no more frequently than one in any six-
              month period) in which the Company will pay all Registration
              Expenses: (1) the holders of a majority of Intel Registrable Securities and (2) the holders of a majority of the Bear Stearns Registrable Securities. Notwithstanding anything contained herein to the contrary, Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

                  (d) Priority on Demand Registrations. The Company will not
                      --------------------------------
              include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Bain Registrable Securities or, in the case where the holders of Intel Registrable Securities or Bear Stearns Registrable Securities have made a Demand pursuant to
              Section 1, the holders of a majority of Intel Registrable Securities or Bear Stearns Registrable Securities, respectively. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities: (i) subject to the proviso set forth below, not less than 20% of the securities requested to be registered by the holders requesting such Demand Registration, (ii) the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, (1) subject to the proviso set forth below, first pro rata among the respective holders requesting such Demand Registration under Section 1(a), and then
              (2) to the extent that any additional Registrable Securities can still be included, pro rata among the respective holders of the remaining Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder and then (3) to the extent that any securities which are not Registrable Securities can still be included, pro rata among the respective holders thereof on the basis of the amount of such securities owned by each such holder; provided, however, that the priorities set forth in clauses (i) and (ii)(1) set forth above shall not apply if holders of Registrable Securities making the Demand have registered any Registrable Securities in the six months preceding the date of the Demand. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense, if any, must pay their share of the Registration Expenses as provided in Section 5 hereof.
                                                   ---------

                                   * * * * *

                  (g) Selection of Underwriters. The holders of a majority of
                      -------------------------
              the Bain Registrable Securities or, in the case where the holders of Intel Registrable Securities have requested the Demand Registration pursuant to Section 1, the holders of a majority of Intel Registrable Securities, or, in the case where the holders of Bear Stearns Registrable Securities have requested the Demand Registration pursuant to Section 1, the holders of a majority of Bear Stearns Registrable Securities, will have the right to select the investment banker(s) and manager(s) to administer the offering."

          3.  Restrictions on Demand Registrations.  Paragraph (e) of Section 1
              ------------------------------------
of the Original Agreement is hereby amended by replacing the words "six months" in the second sentence thereof with the words "90 days" and by adding the following to the end of the first sentence thereof: "provided, further that the
                                                     --------  -------
Company may postpone the filing or effectiveness of a registration statement in accordance with this Section 3 no more than 90 days in any 12-month period."

          4.  Holdback Agreements.  Paragraph (a) of Section 3 of the Original
              -------------------
Agreement is hereby amended to read in full as follows:

              "3.  Holdback Agreements.

                   (a) Notwithstanding anything else in this Agreement to the contrary (but subject to the proviso in the last sentence of this paragraph 3(a)), to the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule
              144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the period (the "LockUp Period") that
                                                          -------------
              is agreed to with respect to such holder by the underwriter managing the registered public offering and the Company, with the consent of the holders of a majority of the Bain Registrable Securities (in the case of a Piggyback Registration) or the underwriter managing the registered public offering and the holders of a majority of the Bain Registrable Securities included in such registration (in the case of a Demand Registration); provided that the LockUp Period shall not be more restrictive upon the holders of Intel Registrable Securities or Bear Stearns Registrable Securities than upon the holders of Bain Registrable Securities. The LockUp Period may include a period before and a period after the effective date of any (i) underwritten Demand Registration (except as part of such underwritten registration), or (ii) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations of Form S-4 or Form S-8 or any successor form); provided that the portion of the LockUp Period following the effective date of any registration shall in no event exceed the 180-day period following such effective date; and further provided that with respect to any holders of Intel Registrable Securities or Bear Stearns Registrable Securities, after a Qualified Initial Public Offering has taken place, the holders of Intel Registrable Securities and Bear Stearns Registrable Securities shall be subject to a LockUp Period with respect to such Intel Registrable Securities and Bear Stearns Registrable Securities only if: (x) such holders offer securities in the registration that is the subject of such LockUp Period, (y) officers and directors of the Company enter into holdback agreements providing for restrictions during the LockUp Period that are no less restrictive than those that are applicable to such holders, and (z) the portion of the LockUp Period following the effective date of such registration does not exceed the 90-day period following such effective date."

          5.  Definitions.  Section 9 of the Original Agreement is hereby
              -----------
amended by amending the defined terms in the Agreement that are set forth below and by adding definitions for the terms "Intel Registrable Securities" and "Qualified Initial Public Offering," as follows:

                    "Group" means each of the Bain Stockholders, the Bear
                     -----
              Stearns Stockholders, the Executive Stockholders, the Intel Stockholders and the holders of Other Registrable Securities.

                    "Intel Registrable Securities" means (i) any shares of
                     ----------------------------
              Common Stock issuable upon conversion of Preferred Stock; and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided that in the event that
                                            --------
              pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities.

                    "IPO" means the initial sale of Common Stock to the public
                     ---
              pursuant to an underwritten offering registered under the Securities Act.

                    "Qualified Initial Public Offering" shall have the meaning
                     ---------------------------------
              given in the Stockholders Agreement.

                    "Other Registrable Securities" means any shares of Common
                     ----------------------------
               Stock held by Other Stockholders or other Persons that are a party to this Agreement that are of the same class and type as Bain Registrable Securities but that do not constitute Bain Registrable Securities, Bear Stearns Registrable Securities, Intel Registrable Securities or Executive Stockholder Registrable Securities.

                    "Preferred Stock" means any capital stock of the Company
                     ---------------
               having a preference over the Common Stock as to dividends or assets or both and that is convertible into Common Stock.

                    "Registrable Securities" means collectively the Bain
                     ----------------------
               Registrable Securities, Bear Stearns Registrable Securities, Intel Registrable Securities, Executive Stockholder Registrable Securities and Other Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and, except as set forth in the definition of "Executive Stockholder Registrable Securities", such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

All other defined terms set forth in Section 9 of the Original Agreement that are not amended as set forth in this Section 5 shall remain in full force and effect.

          6.  Miscellaneous.

              (a) The provisions of paragraphs (d), (f), (g), (h), (i) and (j) of Section 10 of the Original Agreement are incorporated by reference herein as if set forth in full in this Amendment.

              (b) Paragraph (e) of Section 10 of the Original Agreement is hereby amended to read in full as follows:

                    "(e) Additional Parties. The Board of Directors of the
                         ------------------
     Company shall be entitled, but not obligated, with the consent of Person(s) holding at least a majority of the Bain Registrable Securities, to allow any purchaser of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an "Additional Party"), in which case the
                                      ----------------
     equity securities issued or issuable to any such Additional Party shall be deemed a holder of "Executive Stockholder Registrable Securities," "Bain Registrable Securities", "Bear Stearns Registrable Securities," "Intel Registrable Securities" or "Other Registrable Securities," as the case may be, in accordance with the definitions thereof; provided, however, that if
                                                     --------  -------
     allowing such Person to become an Additional Party shall adversely affect any Group in a manner adversely different than any other Group, no such Person shall become an Additional Party without the prior written consent of such Group adversely affected thereby (with it being understood that if the admission of an Additional Party is adversely different to the holders of Bear Stearns Registrable Securities or otherwise reduces or diminishes any rights applicable to the holders of Bear Stearns Registrable Securities without reducing or diminishing the same rights applicable to the holders of Bain Registrable Securities in the same manner, such admission shall require the consent of the holders of a majority of the Bear Stearns Registrable Securities). Except as set forth in this Section 10(e), the Company will not grant to any other Persons any registration rights."

              (c) The obligations of the parties hereto with respect to Intel Registrable Securities, and any rights of the holders of Intel Registrable Securities set forth herein, shall expire, to the extent not earlier terminated or expired, on the seventh anniversary of the first issuance of a share of Preferred Stock.

              (d) Paragraph (c) of Section 2 of the Original Agreement is hereby amended by replacing the word "os" in the last sentence thereof with the word "of."

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                    INTEGRATED CIRCUIT SYSTEMS, INC.


                                    By: /S/ HOCK E. TAN
                                       ---------------------------------------
                                    Name: Hock E. Tan
                                    Its:  President and Chief Executive Officer


                                    INTEL CORPORATION


                                    By: /S/ Arvind Sodhni
                                       ---------------------------------------
                                    Name: Arvind Sodhni
                                    Its:  Vice President and Teasurer

BAIN STOCKHOLDERS:
--------------------


BAIN CAPITAL FUND VI, L.P.                  BCIP ASSOCIATES II-B


By:  Bain Capital Partners VI, L.P.         By:/S/ MICHAEL KRUPKA
Its: General Partner                        ----------------------------------
                                            Name:  Michael Krupka
                                            Its:   Managing Director
By:  Bain Capital Investors VI, Inc.
Its: General Partner

By: /S/ MICHAEL KRUPKA                       BCIP ASSOCIATES II-C
    ---------------------------------
Name:  Michael Krupka
Its:   Managing Director
                                            By: /S/ MICHAEL KRUPKA
                                                -------------------------------
                                            Name:  Michael Krupka
BCIP TRUST ASSOCIATES II                    Its:   Managing Director


By: /S/ MICHAEL KRUPKA                      PEP INVESTMENTS PTY LTD.
    ---------------------------------
Name:  Michael Krupka
Its:   Managing Director
                                            By: /S/ MICHAEL KRUPKA
                                                --------------------------------
                                            Name:  Michael Krupka
BCIP TRUST ASSOCIATES II-B                  Its:   Managing Director


By: /S/ MICHAEL KRUPKA                      RANDOLPH STREET PARTNERS II
    ---------------------------------
Name:  Michael Krupka
Its:   Managing Director
                                            By:________________________________
                                            Name:
BCIP ASSOCIATES II                          Its:


By: /S/ MICHAEL KRUPKA                      RANDOLPH STREET PARTNERS 1998
    ---------------------------------
Name:  Michael Krupka                       DIF, L.L.C.
Its:   Managing Director
                                            By:_______________________________
                                            Name:
                                            Its:

                                             BEAR STEARNS STOCKHOLDERS:
                                             -------------------------


                                             ICST ACQUISITION CORP.


                                             By: /S/ Bodil Arlander
                                                 ------------------------------
                                             Name:  Bodil Arlander
                                             Its:   Vice President

                                   Schedule I
                                   ----------



                          Bain Capital Fund VI, L.P.

                           BCIP Trust Associates II

                          BCIP Trust Associates II-B

                              BCIP Associates II

                             BCIP Associates II-B

                             BCIP Associates II-C

                           PEP Investments PTY Ltd.

                          Randolph Street Partners II

                   Randolph Street Partners 1998 DIF, L.L.C.

                                  Schedule II
                                  -----------


                             ICST Acquisition Corp.

                                   Schedule V
                                   ----------

                               Intel Corporation

                                      -14-